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                              Harris Insight Funds

                              Harris Insight Funds
                         Supplement dated March 29, 2006
  to the Prospectuses and Statement of Additional Information dated May 1, 2005


At a special meeting held on March 25, 2006, the Board of Trustees of the Harris Insight Funds Trust (the "Trust") unanimously approved and recommended that shareholders approve:

     o Phoenix Investment Counsel, Inc. ("PIC") to become the investment adviser to each series of the Trust (the "Funds"), pursuant to a proposed investment advisory agreement between the Trust and PIC;

     o Harris Investment Management, Inc. ("HIM") to become the subadviser to each Fund, except International Fund, Emerging Markets Fund, Bond Fund and High Yield Bond Fund, pursuant to a proposed subadvisory agreement between PIC and HIM;

     o Vontobel Asset Management Inc. ("Vontobel") to become the subadviser to the International Fund and Emerging Markets Fund, pursuant to a proposed subadvisory agreement between PIC and Vontobel; and

     o Seneca Capital Management LLC, to become the subadviser to the Bond Fund and High Yield Bond Fund, pursuant to a proposed subadvisory agreement between PIC and Seneca.

HIM and Harris N.A., the Funds' administrator, recommended these changes because they have decided to exit the business of providing principal management and administration services to mutual funds. The terms and conditions of the transaction between HIM and PIC are set forth in a Transaction Agreement, dated as of March 28, 2006, among PIC, HIM, Harris Financial Corp. and Phoenix Investment Partners, Ltd. ("PXP"). The new advisory and subadvisory agreements (as well as certain other proposals) (the "Proposals") are subject to approval of shareholders at a Special Meeting of Shareholders called to be held May 11, 2006. The Record Date for the Meeting is March 27, 2006. If the Proposals are approved, and the other conditions set forth in the Transaction Agreement are satisfied or waived, the changes described above are anticipated to occur during the second calendar quarter of 2006.

If shareholders of the Funds approve the Proposals, the Funds' advisory agreement with HIM, and HIM's subadvisory agreements with Hansberger Global Investors, Inc. for International Fund and Emerging Markets Fund, and with HIM Monegy, Inc. for the High Yield Bond Fund, would be terminated. PIC would become the investment adviser to the Funds and HIM would continue to manage most of the Funds, as the subadviser, pursuant to a subadvisory agreement between PIC and HIM. In addition, subject to shareholder approval, nominees who currently are trustees of certain investment companies sponsored or managed by PIC would replace the current trustees of the Trust effective upon the transition to PIC.

If the Proposals are approved by shareholders, N Shares of the Funds, other than the Harris Insight Money Market Funds, would be converted to Class A Shares at the same time as or shortly following the transition to PIC as investment adviser to the Funds. Shareholders converting from N Shares would be able to make additional purchases (including by exchange) of Class A shares of the Funds without a front-end sales charge. N Shares of the Harris Insight Money Market Funds would be re-designated Class A shares, and would continue to be offered without a front-end sales charge.

PIC is a registered investment adviser and a wholly-owned subsidiary of Phoenix Equity Planning Corporation, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), the asset management subsidiary of The Phoenix Companies Inc. Based in Hartford, Connecticut, PXP and its subsidiaries managed approximately $37.4 billion in assets for institutional and individual investors as of December 31, 2005. This includes the Phoenix family of 51 retail mutual funds, which are managed by PIC and its affiliates and by external subadvisers.

The Funds' shareholders as of close of business on March 27, 2006 will receive a Proxy Statement providing notice of the Special Meeting of Shareholders and details regarding the Proposals.

                                                                      HIF-1305